BLACKROCK FUNDSSM

BlackRock Technology Opportunities Fund

(the “Fund”)

Supplement dated September 14, 2023 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated September 28, 2022, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Technology Opportunities Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Technology Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Tony Kim	2013	Managing Director of BlackRock, Inc.
Reid Menge	2020	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tony Kim and Reid Menge are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony Kim	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2013; Senior Research Analyst at Artisan Partners from 2006 to 2013.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Reid Menge	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2020 to 2022; Vice President of BlackRock, Inc. from 2014 to 2019; Associate Director of UBS from 2009 to 2013.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Tony Kim and Reid Menge are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony Kim	3 $3.21 Billion	6 $13.82 Billion	3 $133.97 Million	0 $0	1 $982.24 Million	0 $0
Reid Menge	3 $3.21 Billion	5 $13.79 Billion	3 $133.97 Million	0 $0	1 $982.24 Million	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of May 31, 2022.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Tony Kim	$500,001-$1,000,000
Reid Menge	$50,001-$100,000

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Kim and Menge may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kim and Menge may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.